                                                                   Exhibit 24

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL and DAN L. SMITH, or either of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Shoreline Financial Corporation, a Form S-3 registration statement of Shoreline Financial Corporation related to its Dividend Reinvestment Plan, and any and all amendments to said registration statement, and any and all additional registration statements related to Shoreline Financial Corporation's Dividend Reinvestment Plan, and to file it or them with the Securities and Exchange Commission.



Dated:   NOVEMBER 18, 1997         /S/ JAMES E. LEBLANC
                                   James E. LeBlanc

                                                                   Exhibit 24

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL and DAN L. SMITH, or either of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Shoreline Financial Corporation, a Form S-3 registration statement of Shoreline Financial Corporation related to its Dividend Reinvestment Plan, and any and all amendments to said registration statement, and any and all additional registration statements related to Shoreline Financial Corporation's Dividend Reinvestment Plan, and to file it or them with the Securities and Exchange Commission.



Dated:    NOVEMBER 18, 1997        /S/ JEFFREY H. TOBIAN
                                   Jeffrey H. Tobian

                                                                   Exhibit 24

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL and DAN L. SMITH, or either of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Shoreline Financial Corporation, a Form S-3 registration statement of Shoreline Financial Corporation related to its Dividend Reinvestment Plan, and any and all amendments to said registration statement, and any and all additional registration statements related to Shoreline Financial Corporation's Dividend Reinvestment Plan, and to file it or them with the Securities and Exchange Commission.



Dated:   NOVEMBER 18, 1997         /S/ LOUIS A. DESENBERG
                                   Louis A. Desenberg

                                                                   Exhibit 24

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL and DAN L. SMITH, or either of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Shoreline Financial Corporation, a Form S-3 registration statement of Shoreline Financial Corporation related to its Dividend Reinvestment Plan, and any and all amendments to said registration statement, and any and all additional registration statements related to Shoreline Financial Corporation's Dividend Reinvestment Plan, and to file it or them with the Securities and Exchange Commission.



Dated:    NOVEMBER 18, 1997        /S/ THOMAS T. HUFF
                                   Thomas T. Huff

                                                                   Exhibit 24

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL and DAN L. SMITH, or either of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Shoreline Financial Corporation, a Form S-3 registration statement of Shoreline Financial Corporation related to its Dividend Reinvestment Plan, and any and all amendments to said registration statement, and any and all additional registration statements related to Shoreline Financial Corporation's Dividend Reinvestment Plan, and to file it or them with the Securities and Exchange Commission.



Dated:   NOVEMBER 18, 1997         /S/ L. RICHARD MARZKE
                                   L. Richard Marzke

                                                                   Exhibit 24

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL and DAN L. SMITH, or either of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Shoreline Financial Corporation, a Form S-3 registration statement of Shoreline Financial Corporation related to its Dividend Reinvestment Plan, and any and all amendments to said registration statement, and any and all additional registration statements related to Shoreline Financial Corporation's Dividend Reinvestment Plan, and to file it or them with the Securities and Exchange Commission.



Dated:    NOVEMBER 18, 1997        /S/ JAMES F. MURPHY
                                   James F. Murphy

                                                                   Exhibit 24

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL and DAN L. SMITH, or either of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Shoreline Financial Corporation, a Form S-3 registration statement of Shoreline Financial Corporation related to its Dividend Reinvestment Plan, and any and all amendments to said registration statement, and any and all additional registration statements related to Shoreline Financial Corporation's Dividend Reinvestment Plan, and to file it or them with the Securities and Exchange Commission.



Dated:    NOVEMBER 18, 1997        /S/ DAN L. SMITH
                                   Dan L. Smith

                                                                   Exhibit 24

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL and DAN L. SMITH, or either of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Shoreline Financial Corporation, a Form S-3 registration statement of Shoreline Financial Corporation related to its Dividend Reinvestment Plan, and any and all amendments to said registration statement, and any and all additional registration statements related to Shoreline Financial Corporation's Dividend Reinvestment Plan, and to file it or them with the Securities and Exchange Commission.



Dated:    NOVEMBER 18, 1997        /S/ ROBERT L. STARKS
                                   Robert L. Starks

                                                                   Exhibit 24

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL and DAN L. SMITH, or either of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Shoreline Financial Corporation, a Form S-3 registration statement of Shoreline Financial Corporation related to its Dividend Reinvestment Plan, and any and all amendments to said registration statement, and any and all additional registration statements related to Shoreline Financial Corporation's Dividend Reinvestment Plan, and to file it or them with the Securities and Exchange Commission.



Dated:    NOVEMBER 18, 1997        /S/ RONALD L. ZILE
                                   Ronald L. Zile

                                                                   Exhibit 24

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL and DAN L. SMITH, or either of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Shoreline Financial Corporation, a Form S-3 registration statement of Shoreline Financial Corporation related to its Dividend Reinvestment Plan, and any and all amendments to said registration statement, and any and all additional registration statements related to Shoreline Financial Corporation's Dividend Reinvestment Plan, and to file it or them with the Securities and Exchange Commission.



Dated:    NOVEMBER 18, 1997        /S/ WAYNE R. KOEBEL
                                   Wayne R. Koebel